U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: April 3, 2006


                      NATURALLY ADVANCED TECHNOLOGIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


  British Columbia, Canada              000-50367                98-0359306
________________________________________________________________________________
(State or other jurisdiction      (Commission file no.)         (IRS Employer
      of Incorporation)                                      Identification No.)


                              1307 Venables Street
                  Vancouver, British Columbia, Canada, V5L 2G1
                  ____________________________________________
                    (Address of Principal Executive Offices)


                             Hemptown Clothing Inc.
          ____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On March 30, 2006, the board of directors of Naturally Advanced Technologies, Inc., formerly known as "Hemptown Clothing Inc.", a corporation organized under the laws of the Province of British Columbia (the "Company"), made a public announcement and press release disclosing material information regarding the Company's results of operations for the three-month period ended December 31, 2005 and fiscal year ended December 31, 2005.

     The Press  Release  dated March 30, 2006 of the Company is filed as Exhibit
2.1 to this Current Report on Form 8-K. You may access the Press Release and other financial and statistical information contained in the Press Release on the Company's website at www.hemptown.com.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

     Exhibit 99.1 - Press Release Dated March 30, 2006 - "Naturally Advanced
                    Technologies Announces Fourth Quarter and Full Year 2005 Results."


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          NATURALLY ADVANCED
                                           TECHNOLOGIES, INC.



Date: April 3, 2006                       By: /s/ JERRY KROLL
                                              ___________________________
                                                  Jerry Kroll
                                                  Chief Executive Officer